                                    [GRAPHIC]



  SunAmerica

                           THE RETIREMENT SPECIALIST
    Senior Floating Rate Fund
    2002 ANNUAL REPORT


                                                           AIG Sun America
                                                               Mutual Funds

                        Table of Contents
--------------------------------------------------------------------------------

                  PRESIDENT'S LETTER.....................   1
                  SENIOR FLOATING RATE REVIEW AND OUTLOOK   2
                  STATEMENT OF ASSETS AND LIABILITIES....   4
                  STATEMENT OF OPERATIONS................   5
                  STATEMENTS OF CHANGES IN NET ASSETS....   6
                  STATEMENT OF CASH FLOWS................   7
                  FINANCIAL HIGHLIGHTS...................   8
                  PORTFOLIO OF INVESTMENTS...............  11
                  NOTES TO FINANCIAL STATEMENTS..........  16
                  REPORT OF INDEPENDENT ACCOUNTANTS......  24
                  DIRECTORS INFORMATION..................  25

        December 31, 2002                                          ANNUAL REPORT

Dear Shareholder:

    We are pleased to present you with this annual report for the SunAmerica Senior Floating Rate Fund, Inc. for the reporting period ended December 31, 2002.

    The Senior Floating Rate Fund is comprised of corporate loans issued by well-capitalized large- and medium-size corporations. Loans held within the portfolio are equal to or senior to all other debt with respect to repayment status, and approximately 90% of these loans are secured by the issuing company's assets.

    In 2002, the senior floating rate debt market was affected by two factors which emerged in the second half of the year: concerns regarding credit quality across the broad spectrum of the debt market, followed by a drop in investor confidence. As ratings for bonds and other debt instruments underwent re-evaluation with respect to their creditworthiness, the portfolio managers of the Senior Floating Rate Fund used this market opportunity to purchase more attractive debt they deemed to be undervalued and at the same time, sell debt believed to be overvalued.

    In recent years, the senior floating rate debt market has become somewhat correlated with the price movements of the general fixed income market and the equity markets. On the other hand, the level of volatility in this class of assets remains markedly lower than that of the bond or equity markets. We attribute this heightened degree of stability to the fact that senior floating rate debt is at the top of the capital structure, by virtue of its seniority over other debt, in addition to its high degree of collateralization.

    Going forward, we will continue to focus our efforts on in-depth credit analysis of companies, analyzing each company in detail before selecting those in which we ultimately invest. We wish to thank you for your continued investment in our Fund.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President
AIG SunAmerica Asset Management Corp.

        SunAmerica Senior Floating Rate Fund
-------------------------------------------------------------------------------

Chris Jansen and Team, Portfolio Managers
Stanfield Capital Partners

How did you manage the portfolio over the annual period and particularly over the latter half of the year?

Overall for the year, growth was at the levels we anticipated, although it was better in the first half, and more muted in the second half. The market conditions of 2002 led us to view the investment environment for senior floating rate debt as "asset specific." By that, we mean that certain types of credits have acted very differently than the broad market. We have had some good opportunities to sell overvalued securities and purchase undervalued securities. Overall, however, the most important theme guiding our investment selection process this year involved increasing the Fund's holdings in more production-based companies. Specifically, we shifted our emphasis towards investments in industrials, such as container, paper and general industrial equipment companies.

Factors we dealt with external to the portfolio included interest rate changes and market fluctuations. On November 6, 2002, the Federal Reserve eased the federal funds rate an additional 50 basis points, lowering this key short-term interest rate from 1.75% to 1.25%. The yield of the Senior Floating Rate Fund was less impacted than those of securities in the fixed rate markets, nonetheless, the Fund's return was affected. The reason for this is that the LIBOR (London Interbank Offered Rate) rate, the short-term rate upon which much floating rate debt pricing is based, declined in the wake of the Fed's reduction.

Would you give us some specific examples of securities you have bought or sold over the annual period?

In the latter half of 2002, we purchased the debt of Constar, a company which has exposure to the industrial production theme we currently favor. This company has benefited from consumption remaining steady and has been a good position for the portfolio.

KSL Recreation is an investment that we sold during the period, as we assessed it as fully valued in the market. This is a leisure-based company whose strength is dependent upon continued vacation spending. While we do not believe that this investment will experience significant weakness due to strong collateral coverage and sponsorship, the investment could suffer downward price pressure in the event of consumer-based economic weakness.

--------------------------------------------------------------------------------


What is your investment strategy for 2003 based on the outlook for the senior floating rate market?

Our expectation for 2003 is that GDP likely will grow about 3% and corporate profits growth will be solid but not robust. We also anticipate that interest rates will continue to remain low, which should be positive from a credit perspective, since it will reduce the interest expense that our companies incur. However it will also have the effect of keeping the current coupon on the portfolio down. What we believe will occur in 2003 is a business spending expansion. To capitalize on this forecast, we intend to remain focused on economically sensitive industries, such as paper, chemical, and some metal companies. Although we are not expanding our exposure to metals at present, there are several holdings that we believe are going to increase in price. Energy is certainly a wildcard, but this is not a particularly large concern for this portfolio. One interest we have, is in acquiring debt of select companies that use oil as a feed stock, that is, as a raw material for varied product lines. We view companies meeting this profile as potentially good investments at present.

In terms of issues currently affecting consumers, the economy and the market, we remain concerned about the prospect of conflict in the Middle East. We are also mindful of the tenuous state of investor sentiment and hope that it will improve over the near term. With these considerations in mind, we will continue to select investments for the portfolio based on intensive investment valuation and credit analysis. In the pursuit of analyzing our prospective investments and reviewing the current portfolio, we will continue to seek every confirmation that the companies whose debt in which we invest maintain appropriate liquidity to adequately fund their capital investments and repay their debt on schedule.

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2002
================================================================================

   ASSETS:
   Investments in loans and securities, at value (Identified
    cost, $151,567,120)........................................ $135,487,291
   Cash........................................................      538,660
   Receivables:
    Investments sold...........................................      222,995
    Fund shares sold...........................................      145,661
    Interest and dividend receivable...........................      791,431
    Due from investment adviser................................      172,461
   Prepaid expenses............................................       23,768
                                                                ------------
    Total assets...............................................  137,382,267
                                                                ------------
   LIABILITIES:
   Payables:
    Fund shares repurchased....................................    3,703,707
    Dividends payable..........................................      202,675
    Investment adviser (Note 5)................................       98,263
    Distribution and service fees..............................       76,789
    Administration fees (Note 5)...............................       12,970
    Other accrued expenses.....................................      242,819
    Commitments (Note 10)......................................           --
                                                                ------------
      Total liabilities........................................    4,337,223
                                                                ------------
       Net assets.............................................. $133,045,044
                                                                ============
   NET ASSETS CONSIST OF:
   Capital shares at par value of $.01 (Note 3)................ $    151,477
   Additional paid-in capital..................................  169,637,787
                                                                ------------
                                                                 169,789,264
   Accumulated undistributed net investment income (loss)......       18,358
   Accumulated net realized gain (loss)........................  (20,682,749)
   Unrealized appreciation (depreciation) on investments.......  (16,079,829)
                                                                ------------
      Net assets............................................... $133,045,044
                                                                ============

                                             Class B     Class C     Class D
  NET ASSET VALUES:                        ----------- ----------- -----------
  Net assets at value..................... $31,906,163 $86,101,435 $15,037,446
  Shares outstanding......................   3,632,467   9,803,061   1,712,115
  Net Asset Value, offering and
   redemption price per share (excluding
   any applicable contingent deferred
   sales charges)......................... $      8.78 $      8.78 $      8.78
                                           =========== =========== ===========

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF OPERATIONS -- For the year ended December 31, 2002
===============================================================================



  INVESTMENT INCOME:
  Interest....................................................... $ 8,848,469
  Dividend income................................................     153,057
  Facility and other fee income (Note 2).........................   1,027,450
                                                                  -----------
     Total income................................................  10,028,976
                                                                  -----------
  EXPENSES:
  Investment advisor fee (Note 5)................................   1,460,410
  Distribution and service maintenance fees -- for Class B.......     288,553
  Distribution and service maintenance fees -- for Class C.......     842,735
  Custody fee....................................................      83,045
  Transfer agent fees and expenses -- Class B....................      39,246
  Transfer agent fees and expenses -- Class C....................      90,319
  Transfer agent fees and expenses -- Class D....................      28,478
  Registration fees -- Class B...................................      19,379
  Registration fees -- Class C...................................      48,402
  Registration fees -- Class D...................................       6,509
  Audit fees.....................................................      65,328
  Legal fees.....................................................     185,550
  Administration fees (Note 5)...................................     687,252
  Printing expense...............................................     142,965
  Directors' fees and expenses...................................      15,647
  Miscellaneous..................................................     118,354
                                                                  -----------
  Total expenses before reimbursements and custody credits.......   4,122,172
  Expenses waived/reimbursed by the investment adviser (Note 5)..  (1,608,957)
  Custody credits earned on cash balances........................      (7,683)
                                                                  -----------
     Net expenses................................................   2,505,532
                                                                  -----------
  Net investment income..........................................   7,523,444
                                                                  -----------
  REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment transactions............  (6,967,383)
  Change in unrealized appreciation (depreciation) on investments   2,298,689
                                                                  -----------
  Net realized and unrealized gain (loss) on investments.........  (4,668,694)
                                                                  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........... $ 2,854,750
                                                                  ===========

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the year ended For the year ended
                                                                                         December 31, 2002  December 31, 2001
                                                                                         ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..........................................................    $  7,523,444       $ 16,822,821
  Net realized gain (loss) on investment transactions...................................      (6,967,383)       (12,093,100)
  Change in unrealized appreciation (depreciation) on investments.......................       2,298,689         (5,356,477)
                                                                                            ------------       ------------
Net increase (decrease) in net assets resulting from operations.........................       2,854,750           (626,756)
Distributions to shareholders:
  From net investment income (Class B)..................................................      (1,634,402)        (3,243,336)
  From net investment income (Class C)..................................................      (4,660,669)       (12,431,515)
  From net investment income (Class D)..................................................        (924,225)        (1,332,106)
                                                                                            ------------       ------------
Total distributions to shareholders.....................................................      (7,219,296)       (17,006,957)
                                                                                            ------------       ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 3)     (71,961,280)       (51,623,574)
                                                                                            ------------       ------------
Total increase (decrease) in net assets.................................................    $(76,325,826)      $(69,257,287)
Net Assets:
Beginning of period.....................................................................    $209,370,870       $278,628,157
                                                                                            ------------       ------------
End of period...........................................................................    $133,045,044       $209,370,870
                                                                                            ============       ============
Accumulated undistributed net investment income (loss)..................................    $     18,358       $   (285,790)
                                                                                            ============       ============


See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF CASH FLOWS -- For the year ended December 31, 2002
================================================================================


INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets from operations................................................................... $   2,854,750
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
  Purchase of loans..........................................................................................  (191,139,458)
  Proceed from loans sold....................................................................................   180,445,065
  Loan principal paydowns....................................................................................    77,241,203
  Purchases--funding fees....................................................................................     3,023,488
  Sales of short-term securities, net........................................................................     7,828,532
  Accretion of facility fee income...........................................................................      (557,286)
  Decrease in dividends and interest.........................................................................       569,347
  Increase in receivables for securities sold................................................................       (76,599)
  Decrease in amount due from investment adviser.............................................................        83,345
  Decrease in other assets...................................................................................        71,350
  Decrease in payable to the adviser.........................................................................      (164,228)
  Decrease in other liabilities..............................................................................       (86,338)
  Unrealized depreciation on securities......................................................................    (2,298,689)
  Net realized gain from investments.........................................................................     6,967,383
                                                                                                              -------------
Net cash provided by operating activities.................................................................... $  84,761,865
                                                                                                              -------------
Cash flows from financing activities:
Proceeds from shares sold....................................................................................     8,445,318
Payment on shares redeemed...................................................................................   (90,860,718)
Cash dividends paid (not including reinvested dividends of $5,264,076).......................................    (1,897,696)
                                                                                                              -------------
Net cash used for financing activities....................................................................... $ (84,313,096)
                                                                                                              -------------
Net increase in cash.........................................................................................       448,769
Cash balance at beginning of year............................................................................        89,891
                                                                                                              -------------
Cash balance at end of year.................................................................................. $     538,660
                                                                                                              =============


See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Class B
                                              --------------------------------------------------
                                                                                       Period from
                                                Year     Year       Year       Year     8/31/98*
                                               ended    ended      ended      ended      through
                                              12/31/02 12/31/01  12/31/00## 12/31/99## 12/31/98##
                                              -------- --------  ---------- ---------- -----------
Net Asset Value, Beginning of Period@........ $  9.03  $  9.64    $  9.98    $  9.98     $10.00
Investment Operations:
Net investment income (loss)@................    0.40     0.58       0.75       0.69       0.20
Net realized and unrealized gain(loss) on
 investments@................................   (0.26)   (0.60)     (0.33)      0.00      (0.02)
                                              -------  -------    -------    -------     ------
 Total from investment operations............    0.14    (0.02)      0.42       0.69       0.18
                                              -------  -------    -------    -------     ------
Distributions
Dividends from net investment income@........   (0.39)   (0.59)     (0.76)     (0.69)     (0.20)
                                              -------  -------    -------    -------     ------
Net Asset Value, End of Period@.............. $  8.78  $  9.03    $  9.64    $  9.98     $ 9.98
                                              -------  -------    -------    -------     ------
Total Return.................................    1.54%   (0.41%)     4.61%      7.13%      1.89%+
Ratios/Supplemental Data
Net assets, end of period ($000's)........... $31,906    $42,335   $50,966.   $37,439.   $4,826
Ratio of net expenses to average net assets..    1.45%     1.45%     1.42%.     0.70%.     0.00%#
Ratio of net investment income to average
 net assets..................................    4.42%     6.23%     7.85%.     6.87%.     6.11%#
Portfolio turnover rate......................     112%       69%       41%.       30%.       18%+
Expense ratio before waiver of fees and
 reimbursement of expenses by adviser........    2.51%     2.47%     2.31%.     2.29%.     4.02%#
Net investment income ratio before waiver of
 fees and reimbursement of expenses by
 adviser.....................................    3.36%     5.21%     6.96%.     5.28%.     2.09%#

 * Commencement of Operations
 + Not annualized
 # Annualized
 @ For a share outstanding throughout the period
## The financial statements of the Fund for the periods prior to January 1, 2001 were audited by other independent auditors whose report dated February 23, 2001 expressed an unqualified opinion on the statements



See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                     Class C
                                              ---------------------------------------------------
                                                                                        Period from
                                                Year      Year       Year       Year     8/31/98 *
                                               ended     ended      ended      ended      through
                                              12/31/02  12/31/01  12/31/00## 12/31/99## 12/31/98##
                                              -------- --------   ---------- ---------- -----------
Net Asset Value, Beginning of Period@........ $  9.03  $   9.64    $   9.98   $   9.98    $ 10.00
Investment Operations:
Net investment income (loss)@................    0.40      0.57        0.76       0.69       0.20
Net realized and unrealized gain(loss) on
 investments@................................   (0.27)    (0.60)      (0.33)        --      (0.02)
                                              -------  --------    --------   --------    -------
 Total from investment operations............    0.13     (0.03)       0.43       0.69       0.18
                                              -------  --------    --------   --------    -------
Distributions
Dividends from net investment income@........   (0.38)    (0.58)      (0.77)     (0.69)     (0.20)
                                              -------  --------    --------   --------    -------
Net Asset Value, End of Period@.............. $  8.78  $   9.03    $   9.64   $   9.98    $  9.98
                                              -------  --------    --------   --------    -------
Total Return.................................    1.47%    (0.45)%      4.60%      7.12%      1.89%+
Ratios/Supplemental Data
Net assets, end of period ($000's)........... $86,101  $140,664    $227,662   $173,322    $14,259
Ratio of net expenses to average net assets..    1.50%     1.50%       1.43%      0.79%      0.00%#
Ratio of net investment income to average
 net assets..................................    4.33%     6.28%       7.85%      6.82%      6.11%#
Portfolio turnover rate......................     112%       69%         41%        30%        18%+
Expense ratio before waiver of fees and
 reimbursement of expenses by adviser........    2.48%     2.52%       2.32%      2.25%      4.01%#
Net investment income ratio before waiver of
 fees and reimbursement of expenses by
 adviser.....................................    3.36%     5.26%       6.96%      5.36%      2.10%#

 * Commencement of Operations
 + Not annualized
 # Annualized
 @ For a share outstanding throughout the period
## The financial statements of the Fund for the periods prior to January 1, 2001 were audited by other independent auditors whose report dated February 23, 2001 expressed an unqualified opinion on the statements



See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   Class D
                                                             ----------------
                                                                        Period
                                                                         from
                                                               Year    5/02/01*
                                                              ended    through
                                                             12/31/02  12/31/01
                                                             -------- --------
Net Asset Value, Beginning of Period@....................... $  9.03  $  9.46
                                                             -------  -------
Investment Operations:
Net investment income (loss)@...............................    0.43     0.35
Net realized and unrealized gain(loss) on investments@......   (0.27)   (0.42)
                                                             -------  -------
 Total from investment operations...........................    0.16    (0.07)
                                                             -------  -------
Distributions
Dividends from net investment income@.......................   (0.41)   (0.36)
                                                             -------  -------
Net Asset Value, End of Period@............................. $  8.78  $  9.03
                                                             -------  -------
Total Return................................................    1.72%   (0.79)%+
Ratios/Supplemental Data
Net assets, end of period ($000's).......................... $15,037  $26,372
Ratio of net expenses to average net assets.................    1.25%    1.25%#
Ratio of net investment income to average net assets........    4.58%    5.66%#
Portfolio turnover rate.....................................     112%      69%+
Expense ratio before waiver of fees and reimbursement of
 expenses by adviser........................................    1.77%    2.27%#
Net investment income ratio before waiver of fees and
 reimbursement of expenses by adviser.......................    4.06%    4.64%#

 * Commencement of Operations (See Note 3)
 + Not annualized
 # Annualized
 @ For a share outstanding throughout the period



See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2002
--------------------------------------------------------------------------------

                                                                  Ratings/1/
                                                                 ------------  Interest  Maturity
                                                     Type        Moody's S&P     Rate    Date/2/     Par        Value
Industry    Description                        ----------------- ------- ---- ---------  -------- ---------- -----------
LOANS/3/ -- 94.24%
Automobile -- 2.57%
   Metaldyne Co., LLC ........................ BTL-D               B1    BB-       4.38% 12/31/09 $1,997,500 $ 1,928,420
   Polypore, Inc.............................. BTL-C              Ba3     B+       5.94% 12/31/07  1,492,500   1,495,609
                                                                                                             -----------
                                                                                                               3,424,029
Beverage, Food and Tobacco -- 1.92%
   Commonwealth Brands, Inc................... BTL                 B1    BB-       5.44%  8/28/07  1,883,333   1,878,625
   Doane Pet Care Co. ........................ BTL-B               B2     B+  6.15-6.51% 12/31/05    592,755     563,118
   Doane Pet Care Co. ........................ BTL-C               B2     B+  6.17-6.55% 12/31/06    115,159     109,257
                                                                                                             -----------
                                                                                                               2,551,000
Broadcasting and Entertainment -- 22.55%
   Adelphia Communications Corp............... Tranche B DIP       NR     NR   4.8-4.92%  6/25/04  2,000,000   2,005,000
   CC VI Operating Partnership................ BTL-B               B1     B        4.31% 11/12/08    500,000     400,695
   CC VIII Operating, LLC..................... BTL-B               B1     BB       4.54%   2/2/08  1,485,000   1,239,163
   Century Cable Holdings, LLC*............... Discretionary BTL   NR     NR       6.25% 12/31/09  2,500,000   1,788,750
   Century -- TCI California, L.P............. Revolver            NR     NR       4.25% 12/31/07  1,000,000     881,000
   Charter Communications Operating, LLC...... BTL-B               B1    BB-       4.58%  3/18/08  3,229,688   2,699,479
   Classic Cable, Inc*@....................... BTL-B              Caa2    D        6.50%  1/31/08  2,380,445   1,868,649
   Classic Cable, Inc@........................ DIP                Caa2    D        6.75%  2/15/03    133,333     132,000
   FrontierVision Operating Partners, L.P. ... BTL-B               NR     NR       5.78%  3/31/06  2,000,000   1,761,000
   Hughes Electronics Corp.................... BTL                Ba3    BB-       5.93%  8/31/03  1,500,000   1,500,000
   Insight Midwest Holdings, LLC.............. BTL-B              Ba3    BB+       4.56% 12/31/09  3,000,000   2,924,814
   Lamar Media Corp........................... BTL-B              Ba2    BB-       3.69%   8/1/06  1,723,750   1,724,962
   Muzak Audio Communications, Inc.@.......... BTL-B               B2     B+       5.90% 12/31/06  2,667,794   2,549,966
   PANAMSAT Corp.............................. BTL-B              Ba2    BB-       4.92% 12/31/08  1,500,000   1,461,750
   PANAMSAT Corp.............................. BTL-A              Ba2    BB-       4.42% 12/31/07  1,425,508   1,372,051
   Pegasus Media and Communications, Inc.@.... Initial BTL         B3     B+       5.31%  4/30/05  3,227,319   2,751,289
   RCN Corp................................... BTL-B              Caa1   CCC+      7.00%  6/30/07    747,000     444,465
   UPC Financing Partnership@................. BTL C2              B3     C        6.94%  3/31/09  1,187,500     783,750
   Videotron Ltee............................. BTL-B              Ba3     BB  4.13-6.50%  12/1/09  1,780,969   1,716,408
                                                                                                             -----------
                                                                                                              30,005,191
Buildings & Real Estate -- 2.17%
   Meristar Investment Partners, L.P.@........ BTL                Ba2     B-       6.50%  3/31/03  2,166,473   2,171,889
   Wilmar Industries, Inc. ................... BTL-B               B1     B+       5.42%  9/29/07    733,750     718,158
                                                                                                             -----------
                                                                                                               2,890,047
Cargo Transport -- 0.48%
   Atlas Air, Inc.@........................... BTL-A (AFL III)    Ba2     NR       5.00%  4/26/05    442,547     326,378
   Atlas Air, Inc.@........................... BTL-B (AFL III)    Ba2     NR       5.37%  4/25/06    421,051     310,525
                                                                                                             -----------
                                                                                                                 636,903
Chemicals, Plastics and Rubber -- 4.03%
   Huntsman Corp.............................. BTL-A               B3     B+  5.94-6.31%  3/31/07  1,721,318   1,463,120
   Huntsman Corp.............................. BTL-B               B3     B+       7.50%  3/31/07    825,732     703,249
   Huntsman International, LLC................ BTL-B               B2     B+   5.5-5.81%  6/30/07  1,184,496   1,161,546
   Huntsman International, LLC................ Revolver            B2     B+  4.69-6.75%  6/30/05    483,142     457,173
   Huntsman International, LLC................ BTL-C               B2     B+       5.75%  6/30/08  1,184,496   1,161,546
   Lyondell Chemical Co....................... BTL-E              Ba3     BB       6.04%  5/17/06    411,511     416,655
                                                                                                             -----------
                                                                                                               5,363,289

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                        Ratings/1/
                                                       ------------  Interest  Maturity
                                                 Type  Moody's S&P     Rate    Date/2/     Par        Value
Industry    Description                         ------ ------- ---- ---------  -------- ---------- -----------
Containers, Packaging and Glass -- 10.02%
   Berry Plastics Corp......................... BTL-B    B1     B+       4.80%  6/30/10 $  997,500 $ 1,002,020
   Consolidated Container Co., LLC@............ BTL-B    B2     B-  5.75-6.06%  6/30/07  2,939,086   2,512,918
   Constar International, Inc.................. BTL-B    B1    BB-       6.50% 11/20/09    997,500     992,513
   Graham Packaging Co......................... BTL-D    B2     B   4.00-4.19%  1/31/07  1,646,660   1,607,847
   Packaging Corp. of America.................. BTL-A   Ba1    BBB       3.15%  6/29/06    151,625     151,246
   Packaging Corp. of America.................. BTL-B   Baa3   BBB       3.40%  6/29/07    325,098     326,114
   Pliant Corp. (Huntsman Pack)................ BTL-B    B2     B+       5.69%  5/31/08  2,741,563   2,718,432
   Riverwood International Corp................ BTL      B1     B   4.15-4.58% 12/31/06  2,000,000   1,995,626
   Stone Container Corp........................ BTL-C   Ba3     BB  3.94-4.31%  6/30/09    551,923     546,059
   Stone Container Corp........................ BTL-B   Ba3     BB  3.94-4.31%  6/30/09  1,498,077   1,480,990
                                                                                                   -----------
                                                                                                    13,333,765
Diversified/Conglomerate Manufacturing -- 2.84%
   Dresser, Inc................................ BTL-B   Ba3    BB-       5.27%  4/10/09    812,173     813,624
   Metokote Corp............................... BTL-A1   B1     B+       4.44%  11/2/03    603,650     593,086
   National Waterworks Holdings, Inc........... BTL-B    B1    BB-       6.50% 11/29/09  1,000,000   1,003,333
   SPX Corp.................................... BTL-C   Ba2    BB+       3.94%  3/31/10    854,688     852,764
   SPX Corp.................................... BTL-B   Ba2    BB+       3.69%  9/30/09    512,813     511,402
                                                                                                   -----------
                                                                                                     3,774,209
Diversified/Conglomerate Service -- 1.33%
   Bridge Information Systems, Inc.*@.......... BTL-B   N/R    N/R       7.25%  5/29/05    574,261      93,317
   United Rental, Inc.......................... BTL     Ba3     BB  4.44-5.10%  8/31/07  1,693,304   1,672,137
                                                                                                   -----------
                                                                                                     1,765,454
Ecological -- 0.15%
   IT Group, Inc.*@............................ BTL-B   N/R     D        8.63%   6/1/06  2,114,716     200,898
                                                                                                   -----------
Electronics -- 2.75%
   Acterna, LLC.@.............................. BTL-B   Caa1   CCC+ 5.65-6.01%  9/30/07  1,197,775     290,460
   Amkor Technologies.......................... BTL-B   Ba3     B+       5.44%  9/30/05    556,386     555,541
   Dynamic Details, Inc.@...................... BTL-B    B3     NR       5.42%  4/22/05     83,070      60,226
   General Cable Corp.@........................ BTL-B   Ba3    BB-  6.44-6.81%  5/27/07  1,175,912     976,007
   Seagate Technology (U.S.) Holdings, Inc..... BTL     Ba1    BB+       3.44%  5/13/07    284,272     283,967
   Seagate Technology HDD Holdings, Inc........ BTL     Ba1    BB+       3.44%  5/13/07    710,729     709,967
   Superior Telecom, Inc.@..................... BTL-A   CAA2   CCC       6.94%  5/26/07  1,061,466     422,817
   Superior Telecom, Inc.@..................... BTL-B   CAA2   CCC       6.94% 11/27/05    902,125     359,346
                                                                                                   -----------
                                                                                                     3,658,331
Farming and Agriculture -- 0.70%
   Scotts Co. ................................. BTL-B   Ba3     BB  3.87-4.66% 12/31/07    927,665     931,781
                                                                                                   -----------
Finance -- 2.09%
   Metris Cos., Inc.@.......................... BTL      B2     B        4.67%  6/30/03  3,000,000   2,786,250
                                                                                                   -----------
Healthcare, Education and Childcare -- 1.49%
   Da Vita, Inc................................ BTL-B   Ba3    BB-  4.46-4.82%  3/31/09    992,882     994,434
   Insight Health Services Acquisition Corp.... BTL-B    B1     B+       4.92% 10/17/08    987,500     991,203
                                                                                                   -----------
                                                                                                     1,985,637

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                             Ratings/1/
                                                             -----------  Interest  Maturity
                                                      Type   Moody's S&P    Rate    Date/2/     Par        Value
Industry    Description                             -------- ------- --- ---------  -------- ---------- -----------
Home and Office Furnishings, Housewares -- 3.13%
   Buhrmann, Inc. NV............................... BTL-B      B1    BB-      5.66% 10/26/07 $2,882,529 $ 2,732,638
   Xerox Corp...................................... BTL-B      B1    BB-      5.93%  4/30/05  1,500,000   1,431,563
                                                                                                        -----------
                                                                                                          4,164,201
Hotels, Motels, Inns, and Gaming -- 5.31%
   Extended Stay America, Inc. .................... BTL-B     Ba3    BB-      4.42%  1/15/08  2,683,739   2,820,783
   Marina District Finance Co., Inc................ BTL-B      B2    B+  5.40-5.76% 12/31/07  1,500,000   1,496,250
   Wyndham International, Inc...................... BTL       Ba3    B-       6.25%  6/30/06  3,413,009   2,745,339
                                                                                                        -----------
                                                                                                          7,062,372
Insurance -- 0.82%
   Willis Corroon (North America).................. BTL-B     Ba2    BB       3.17% 11/19/06  1,095,082   1,086,869
                                                                                                        -----------
Leisure, Amusement, Entertainment -- 0.72%
   Regal Cinemas, Inc. ............................ BTL-C      B1    BB-      4.19% 12/31/07    950,000     952,969
                                                                                                        -----------
Mining, Steel, Iron and Nonprecious Metals -- 2.62%
   CII Carbon, LLC.@............................... BTL        NR    NR       4.65%  6/25/08    205,197     143,638
   Ispat Inland L.P.@.............................. BTL-B     Caa1   B-       5.15%  7/16/05  1,229,236     789,784
   Ispat Inland L.P.@.............................. BTL-C     Caa1   B-       5.15%  7/16/06  1,229,236     789,784
   Ispat Sidbec, Inc. .@........................... BTL-B     Caa1   B-  5.80-5.91%  7/16/04    309,210     241,184
   Ispat Sidbec, Inc. .@........................... BTL-C     Caa1   B-  6.30-6.41%  7/16/05    309,210     241,184
   OM Group, Inc. ................................. BTL-C      B2    B+       6.81%   4/1/07  1,395,000   1,279,913
                                                                                                        -----------
                                                                                                          3,485,487
Oil and Gas -- 1.58%
   Tesoro Petroleum Corp. ......................... BTL-B     Ba3    BB       7.50% 12/31/07  2,259,344   2,102,132
                                                                                                        -----------
Personal and Nondurable Consumer Products -- 4.17%
   Church & Dwight Co., Inc. ...................... BTL-B     Ba2    BB       5.75%  9/30/07  1,492,500   1,501,518
   Playtex Products, Inc........................... BTL-C     Ba3    BB- 3.68-4.06%  5/31/09  1,990,000   1,984,404
   United Industries Corp.......................... BTL-B      B1     B       5.42%  1/20/06  2,063,327   2,067,196
                                                                                                        -----------
                                                                                                          5,553,118
Personal, Good and Misc. Services -- 0.38%
   Stewart Enterprises, Inc........................ BTL       Ba3    BB       5.12%  6/30/06    499,635     502,055
                                                                                                        -----------
Personal Transportation -- 0.89%
   Northwest Airlines, Inc.@....................... Revolver  Ba3    BB-      4.25% 10/24/05  1,095,385     848,923
   Northwest Airlines, Inc......................... Tranche   Ba3    BB-      4.29% 10/23/03    384,615     336,538
                                                                                                        -----------
                                                                                                          1,185,461
Printing and Publishing -- 4.80%
   American Color Graphics, Inc.@.................. BTL-B      B2    B+       3.95%  3/31/05  3,267,057   3,185,381
   Dex Media East, LLC ............................ BTL-B     Ba3    BB-      5.56%  11/8/09  1,000,000   1,004,896
   Reader's Digest Associations, Inc............... BTL-B     Baa3   BB+ 3.70-4.00%  5/20/08    995,000     969,947
   Vertis, Inc..................................... BTL-B      B1    B+  5.69-6.13%  12/7/08  1,252,367   1,226,537
                                                                                                        -----------
                                                                                                          6,386,761
Retail Stores -- 0.13%
   Quality Stores (Central Tractor)*@.............. BTL-B     Caa2    D       6.75%  4/30/06    893,720     178,744
                                                                                                        -----------

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                   Ratings/1/
                                                  ------------  Interest  Maturity
                                           Type   Moody's S&P     Rate    Date/2/  Par/Shares      Value
Industry    Description                  -------- ------- ---- ---------  -------- ----------- ------------
 Telecommunications -- 6.38%
    American Cellular Corp.@#........... BTL-B      B3     CC       6.00%  3/31/08 $   295,171 $    186,696
    American Cellular Corp.@#........... BTL-C      B3     CC       6.25%  3/31/09     333,370      210,856
    Global Crossing Holding LTD*@....... BTL-B      NR     D        8.25%  6/30/06   2,490,909      465,631
    Nextel Finance Co................... BTL-B     Ba3    BB-       4.81%  6/30/08   1,745,625    1,615,328
    Nextel Finance Co................... BTL-C     Ba3    BB-  5.06-6.88% 12/31/08   1,000,000      925,357
    Ntelos, Inc.@....................... BTL-B      B3     B-       5.42%  6/25/08   1,492,500      999,975
    Rural Cellular Corp.@............... BTL-B      B2     B+       5.04%  10/3/08   1,571,562    1,373,807
    Rural Cellular Corp.@............... BTL-C      B2     B+       5.29%   4/3/09   1,571,562    1,373,807
    Sygnet Wireless, Inc.@.............. BTL-B     Ba3     B        4.56%  3/23/07     766,309      639,868
    Sygnet Wireless, Inc.@.............. BTL-C     Ba3     B       5.56 % 12/23/07     826,915      690,474
                                                                                               ------------
                                                                                                  8,481,799
 Textiles and Leather -- 3.92%
    Globe Manufacturing Corp.*@......... BTL-B      NR     D        7.00%  7/15/06     850,384       25,512
    Samsonite Corp.@.................... BTL        B2     B-       5.65%  6/24/05   1,530,402    1,438,578
    Springs Industries, Inc. ........... BTL-A     Ba2     B+       5.31%   3/5/07   2,436,387    2,421,159
    Synthetic Industries, Inc........... BTL-B      B2     B+       6.30% 12/14/07   1,480,313    1,324,880
                                                                                               ------------
                                                                                                  5,210,129
 Utilities -- 4.30%
    Calpine Corp........................ BTL-B     Ba3    BBB-      5.19%  5/10/04   1,424,347    1,261,616
    Consumers Energy Co................. BTL       Baa3   BBB-      6.32%  7/11/04   1,000,000      975,000
   Michigan Electric Transmission Co.... BTL       Baa2   BB+       3.92%   5/1/07     995,000      994,378
    Southern California Edison Co....... BTL-A     Ba2     BB       4.31%   3/3/03     500,000      499,063
    Southern California Edison Co....... BTL-B     Ba2     BB       4.81%   3/1/05   2,000,000    1,986,250
    Westar Energy, Inc.................. Revolver  Ba1    BB+       6.25%   6/6/05       6,667        6,250
                                                                                               ------------
                                                                                                  5,722,557
                                                                                               ------------
   TOTAL LOANS (Cost $141,461,267)....................................                         $125,381,438
                                                                                               ------------
REGISTERED INVESTMENT COMPANIES -- 7.60%
   SSgA Money Market Fund (Cost $10,105,853)..........................              10,105,853 $ 10,105,853
                                                                                               ------------
TOTAL INVESTMENTS -- 101.84% -- (Cost $151,567,120**)....................                      $135,487,291
                                                                                               ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.84%).........................                      $ (2,442,247)
                                                                                               ------------
NET ASSETS -- 100.00%....................................................                      $133,045,044
                                                                                               ============

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------


  * Issuer is in default of interest payments. Income is not being accrued.
 ** The cost for Federal Income Tax purposes is the same.
  @ Illiquid security.
  # Fair valued.
BTL Bank Term Loan.
DIP Debtor-in-possession.
 NR Security is not rated.
  1 Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
    Standard & Poor's Group are considered below investment grade. Ratings are unaudited. Ratings provided are as of December 31, 2002.
  2 Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The Fund estimates that the actual maturity of the Loans held in its portfolio will be approximately 36 months.
  3 The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London
    Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior
    Loans are generally considered to be restricted in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002
================================================================================


1. ORGANIZATION OF THE FUND. The SunAmerica Senior Floating Rate Fund, Inc. (the "Fund", formerly known as the North American Senior Floating Rate Fund, Inc.) is a non-diversified closed-end, investment management company. The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

The Fund may offer four classes of shares. Class B shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge which declines from 3% in the first year after purchase to zero after the fourth year. Class C shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge of 1% in the first year after purchase. Class D shares are sold and redeemed at net asset value, and were issued to shareholders of the CypressTree Senior Floating Rate Fund upon its merger into the Fund on May 11, 2001. Class D shares are sold only to investors participating in a fee-based investment advisory program (wrap program) or agency commission program, or to current Class D shareholders. Class A shares are not currently offered, and are available only upon the conversion of Class B and C shares after being held by the shareholders for eight and ten years, respectively. The share classes differ in their respective distribution and service fees. All classes have equal rights to assets and voting privileges.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the fund in the preparation of the financial statements:

Estimates. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts and disclosure reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in the subadviser's opinion will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree in the subadviser's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the subadviser will consider, among other factors, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================

quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest and dividends. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

The senior Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus the value upon disposition on any given Loan may differ from its current valuation.

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price. At December 31, 2002, the fund did not enter into any repurchase agreements.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting net asset value.

Investment Income, Expenses, Dividends and Distributions to Shareholders and Income Taxes. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Facility fees received, which were $557,286 for the year ended December 31, 2002, are recognized as income over the stated life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $470,164 for the year ended December 31, 2002, are recorded as income when received or contractually due to the Fund. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

Expenses common to each class of share are allocated among the classes based upon their relative net asset values of each class. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================


The Fund issues and redeems shares, invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Dividends from net investment income are distributed to shareholders of record as of close of business each day and are paid monthly. Capital gain distributions, if any, are paid at least annually, after offset by any capital loss carryovers.

The Fund records dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences which include different treatments on interest on default securities, post October losses and organization costs, are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected. The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. All distributions to shareholders for the twelve months ended December 31, 2002, were taxable to shareholders as ordinary dividends.

Securities Transactions. Realized gains or losses on the sale of portfolio assets are recognized on the settlement date using the specific identification method.

Statement of Cash Flows: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account, and does not include any short-term investments at December 31, 2002.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================


3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in four different classes, of which three classes were outstanding for the year ended December 31, 2002. Share activity for the year ended December 31, 2002, and the year ended December 31, 2001, was as follows:

                                     Year Ended                Year Ended
                                  December 31, 2002         December 31, 2001
                              ------------------------  ------------------------
                                Shares       Capital      Shares       Capital
Class B                       ----------  ------------  ----------  ------------
Sold.........................    378,450  $  3,414,848   1,128,178  $ 10,737,469
Reinvestment of distributions    113,871     1,013,694     193,381     1,815,796
Redeemed..................... (1,549,117)  (13,874,711) (1,918,482)  (17,847,627)
                              ----------  ------------  ----------  ------------
   Net increase (decrease)... (1,056,796) $ (9,446,169)   (596,923) $ (5,294,362)
                              ==========  ============  ==========  ============

                                     Year Ended                 Year Ended
                                  December 31, 2002          December 31, 2001
                              ------------------------  --------------------------
                                Shares       Capital       Shares       Capital
Class C                       ----------  ------------  -----------  -------------
Sold.........................    510,065  $  4,590,514    4,837,575  $  46,051,885
Reinvestment of distributions    395,405     3,533,372      913,546      8,596,820
Redeemed..................... (6,686,276)  (59,883,782) (13,781,411)  (129,020,037)
                              ----------  ------------  -----------  -------------
   Net increase (decrease)... (5,780,806) $(51,759,896)  (8,030,290) $ (74,371,332)
                              ==========  ============  ===========  =============

                                       Year Ended          Period From May 2, 2001
                                    December 31, 2002       to December 31, 2001
                                ------------------------  ------------------------
                                  Shares       Capital      Shares       Capital
Class D                         ----------  ------------  ----------  ------------
Sold...........................     44,039  $    397,771     164,896  $  1,535,034
Shares issued in connection
 with the merger of
 CypressTree Senior Floating
 Rate Fund (See note 13).......         --            --   5,108,055    48,378,386
Reinvestment of distributions..     80,245       717,010     104,989       975,702
Redeemed....................... (1,331,606)  (11,869,996) (2,458,503)  (22,847,002)
                                ----------  ------------  ----------  ------------
   Net increase (decrease)..... (1,207,322) $(10,755,215)  2,919,437  $ 28,042,120
                                ==========  ============  ==========  ============

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================


In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders are sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the year ended December 31, 2002, the Fund made twelve Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                             Amount Tendered                                Amount Tendered
                          ---------------------                           --------------------
                           Shares     Capital                              Shares    Capital
                          --------- -----------                           --------- ----------
January..................   971,361 $ 8,781,004 July.....................    91,129 $  825,654
February.................   855,970   7,712,283 August...................   886,174  7,931,791
March.................... 1,438,558  13,017,279 September................   717,913  6,365,439
April....................   805,163   7,310,296 October..................   604,618  5,344,593
May......................   635,143   5,785,670 November.................   843,288  7,311,436
June.....................   687,011   6,224,152 December................. 1,030,670  9,018,891

4. PURCHASES AND SALES OF SECURITIES. During the year ended December 31, 2002, the Fund's cost of purchases of Loans and proceeds from Loan sales were $191,139,459 and $180,445,065, respectively.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund currently maintains an Investment Advisory Agreement with SAAMCo ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund. For the year ended December 31, 2002, SAAMCo received adviser fees in the amount of $1,460,410.

Stanfield Capital Partners, LLC ("Stanfield") acts as sub-adviser to the Fund pursuant to a Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Adviser manages the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, Stanfield is entitled to receive from SAAMCo an annual fee paid monthly equal to the following percentage of average daily gross assets: 0.25% for the first $1 billion of average daily gross assets; 0.20% for average daily gross of more than $1 billion. Stanfield received $426,759 as compensation for its services. Average daily gross assets are computed as described above. The fee paid to the subadviser is not an additional charge to the Fund or its shareholders.

SAAMCo also serves as the Fund's Administrator under an Administration Agreement and is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================

services, SAAMCo receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above. For the year ended December 31, 2002 SAAMCo received administrator fees in the amount of $687,252.

During the year ended December 31, 2002, the Fund did not engage in any purchase or sale transaction in accordance with Rule 17a-7, under the Investment Company Act of 1940.

The Fund has adopted Distribution Plans ("Plans") applicable to Class B and C shares to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are compensation plans providing for the payment to SACS, of a fixed percentage of 0.50% of average net assets to finance distribution expenses, and 0.25% of average net assets to finance service fees. For the year ended December 31, 2002 SACS received distribution fees and early withdrawal charges on redemptions in the amount of $1,131,288 and $172,904, respectively. For the year ended December 31, 2002, SACS voluntarily waived fees for the following classes: Class B $213,899 and Class C $562,064.

Pursuant to the Investment Advisory Agreement, the Adviser voluntarily waived the advisory fee and reimbursed expenses in order to maintain an expense ratio on the Fund that did not exceed a certain voluntary rate. These rates are 1.45% for Class B, 1.50% for Class C, and 1.25% for Class D. For the year ended December 31, 2002, the Adviser waived fees and reimbursed expenses in the amounts of $600,660 and $232,334, respectively.

6. FEDERAL INCOME TAXES. The tax components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from post-October losses of $1,426,247. On a tax basis, the Fund distributed ordinary income dividends of $7,219,296 during the year ended December 31, 2002, and had undistributed ordinary income of $89,476 at December 31, 2002.

Capital Loss Carryforwards. At December 31, 2002, capital loss carryforwards available to offset future recognized gains were approximately $19,256,504, with $9,669 expiring in 2005, $334,309 expiring in 2007, $1,179,134 expiring in 2008, $9,997,029 expiring in 2009, and $7,736,363 expiring in 2010.

For the year ended December 31, 2002, there were no book/tax differences which required reclassification in the capital accounts of the Fund.

Unrealized appreciation and depreciation in the value of investments at December 31, 2002 for federal income tax purposes were as follows:

Gross unrealized appreciation.................................... $     62,742
Gross unrealized depreciation....................................  (16,142,571)
                                                                  ------------
Net unrealized depreciation...................................... $(16,079,829)
                                                                  ============

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================

7. DIRECTOR RETIREMENT PLAN. The Directors of the SunAmerica Senior Floating Rate Fund, Inc. participate in the SunAmerica Senior Floating Rate Fund's Disinterested Trustees' and Directors' Retirement Plan ("Retirement Plan"). The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of the Fund (an "Eligible Director") retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from the Fund. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of the Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may elect to receive any benefits payable under the Retirement Plan, at his or her election either in one lump sum or in up to fifteen annual installments. Any undistributed amounts continue to accrue interest at 8.5% per year.

8. LINE OF CREDIT. The Fund currently has an agreement with State Street Bank & Trust Company that provides a $20,000,000 committed unsecured Line of Credit to the Fund which will be used for cash overdraft protection. The Fund pays a commitment fee of 0.10% on the unused portion annually, and interest is charged on any borrowed amounts at the currently effective Federal Funds Rate plus 0.50%. This Line of Credit was not used during the year ended December 31, 2002.

9. SENIOR LOAN PARTICIPATION COMMITMENTS. The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons positioned between the Fund and the Borrower.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
================================================================================


10.  UNFUNDED LOAN COMMITMENTS.

On December 31, 2002, the Fund had the following unfunded loan commitment securities which could be extended at the option of the Borrower:

    Name                                     Type      Amount
    ----                                   --------  ----------
    Amkor Technology, Inc................  Revolver  $1,988,636
    Classic Cable, Inc...................  DIP          584,312
    Huntsman International LLC...........  Revolver   1,431,751
    Level 3 Communications, Inc..........  Revolver   2,141,462
    Lyondell Chemical Co.................  BTL-B      1,500,000
    Northwest Airlines, Inc..............  Revolver      20,000
    Pacificare Health Systems, Inc.......  Revolver     357,359
    Purina Mills, Inc....................  Revolver     165,967
    Solectron Corp.......................  Revolver   2,500,000
    Westar Energy, Inc...................  Revolver     993,333

11.  FUND MERGER.  On August 29, 2001, American International Group, Inc.
(AIG), a Delaware corporation acquired American General Corp. (the "Merger") and American General Asset Management Corp. ("AGAM") and American General Funds Distributors, Inc. ("AGFD") became subsidiaries of AIG. Since AIG SunAmerica Asset Management Corp. ("SAAMCo") is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SAAMCo replaced AGAM as Investment Adviser on November 16, 2001. Also as part of this restructuring, the Fund's name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund. On May 10, 2001, the Fund acquired substantially all of the assets and liabilities of the CypressTree Senior Floating Rate Fund in a tax-free exchange approved by the shareholders of CypressTree Senior Floating Rate Fund. The number and value of shares issued by the Fund for the tax-free exchange are presented in the schedule of Capital Stock Activity (Note 3). Net assets and unrealized appreciation/(depreciation) as of the acquisition date were as follows:

Net Assets of the Fund prior to the acquisition........................ $265,321,840
Net Assets of CypressTree Senior Floating Rate prior to the acquisition $ 48,378,386
                                                                        ------------

Aggregate net assets of the Fund immediately following the acquisition. $313,700,226

Unrealized depreciation in CypressTree Senior Floating Rate Fund....... $ (3,451,694)

      SunAmerica Senior Floating Rate Fund, Inc.
      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of the SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2002, and the result of its operations and its cash flows for the year ended December 31, 2002, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and selling or agent banks and alternative auditing procedures where replies of confirmation were not received, provide a reasonable basis for our opinion. The financial statements of the Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 23, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York
February 21, 2003

      SunAmerica Senior Floating Rate Fund, Inc.
      DIRECTORS INFORMATION -- December 31, 2002 (unaudited)
--------------------------------------------------------------------------------

   The following table contains basic information regarding the Directors that oversee operations of the Fund and other investment companies within the Fund complex.

                                                                              Number of
                                 Term of                                      Funds in
                      Position  Office and                                      Fund             Other
       Name,         Held With  Length of                                      Complex       Directorships
    Address and      SunAmerica    Time         Principal Occupations        Overseen by        Held by
   Date of Birth*     Complex     Served         During Past 5 Years         Director(1)      Director(2)
   --------------    ---------- ---------- --------------------------------  ----------- ---------------------
Judith L. Craven      Director    Since     Retired Administrator; Trustee,      75      Director, Compaq
DOB: October 6, 1945               June     VALIC Company I (November                    Computer Corporation
                                   2000     1998 to present); Director,                  (1992 to present);
                                            VALIC Company II, (August                    Director, A.G. Belo
                                            1998 to present); Director of                Corporation
                                            SunAmerica Senior Floating                   (1992 to present);
                                            Rate Fund ("SASFRF"),                        Director, Sysco
                                            President, United Way of the                 Corporation (1996 to
                                            Texas Gulf Coast (1992-1998).                present); Director,
                                                                                         Luby's Inc. (1998 to
                                                                                         present); Director,
                                                                                         University of Texas
                                                                                         Board of Regents
                                                                                         (May 2001 to
                                                                                         present); formerly,
                                                                                         Director, Cypress
                                                                                         Tree Senior Floating
                                                                                         Rate Fund, Inc. (June
                                                                                         2000 to May 2001);
                                                                                         formerly, Director,
                                                                                         Houston Branch of
                                                                                         the Federal Reserve
                                                                                         Bank of Dallas (1992-
                                                                                         2000); formerly,
                                                                                         Board Member,
                                                                                         Sisters of Charity of
                                                                                         the Incarnate
                                                                                         Word (1996-1999).

      SunAmerica Senior Floating Rate Fund, Inc.
      DIRECTORS INFORMATION -- December 31, 2002 -- (continued) (unaudited)
--------------------------------------------------------------------------------

                                                                                 Number of
                                   Term of                                       Funds in
                        Position  Office and                                       Fund            Other
        Name,          Held With  Length of                                       Complex      Directorships
     Address and       SunAmerica    Time          Principal Occupations        Overseen by       Held by
    Date of Birth*      Complex     Served          During Past 5 Years         Director(1)     Director(2)
    --------------     ---------- ---------- ---------------------------------- ----------- --------------------
William F. Devin        Director   Since      Director/Trustee of SASFRF;           75      Member of the Board
DOB: December 30, 1938             August     VALIC Company I and VALIC                     of Governors,
                                   1998       Company II.                                   Boston Stock
                                                                                            Exchange (1985-
                                                                                            Present); formerly,
                                                                                            Executive Vice
                                                                                            President, Fidelity
                                                                                            Capital Markets, a
                                                                                            division of National
                                                                                            Financial Services
                                                                                            Corporation (1966-
                                                                                            1996); formerly,
                                                                                            Director, Cypress
                                                                                            Tree Senior Floating
                                                                                            Rate Fund, Inc.
                                                                                            (October 1997-May
                                                                                            2001).

Samual M Eisenstat      Director   Since     Attorney, solo practitioner;           46      Director of North
DOB: March 7, 1940                 November  Chairman of the Boards of                      European Oil
                                   2001      Directors/Trustees of SAMF &                   Royalty Trust.
                                             AST; Director of SASFRF.

Stephen J. Gutman       Director   Since     Partner and Managing Member of         46      None
DOB: May 10, 1943                  November  B.B. Associates LLC (menswear
                                   2001      specialty retailing and other
                                             activities) since 1988; Director/
                                             Trustee of SAMF, AST and
                                             SASFRF.

Peter A. Harbeck(3)     Director   Since     Director and President of the          83      None
DOB: January 23, 1954              November  Advisor, since 1995; Director, AIG
                                   2001      Financial Advisor Services, Inc.
                                             ("AIGFAS") since 2000; Director,
                                             SunAmerica Capital Services, Inc.
                                             ("SACS"), since 1993; Director and
                                             President, SunAmerica Fund
                                             Services, Inc. ("SAFS"), since
                                             1988; Director/ Trustee, SAMF,
                                             AST and SASFRF; Director,
                                             VALIC Company I and VALIC
                                             Company II, since October 2001.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued) (unaudited)
--------------------------------------------------------------------------------

                                                      Number of
  Name,              Term of                          Funds in
 Address  Position  Office and                          Fund         Other
   and   Held With  Length of                          Complex   Directorships
 Date of SunAmerica    Time    Principal Occupations Overseen by    Held by
 Birth*   Complex     Served    During Past 5 Years  Director(1)  Director(2)
 ------- ---------- ---------- --------------------- ----------- -------------

--------
* The business address for each Director is the Haborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment advisor or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Style Select Series, Inc. (15 portfolios), Anchor Pathway Fund (7 funds), Anchor Series Trust (8 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), and VALIC Company II (15 funds).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Director, as defined in the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        AIG Sun America
            Mutual Funds

            AIG SunAmerica Asset Management Corp.
            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors                      Investment Adviser                       This report is submitted solely for the general
 Judith L. Craven                AIG SunAmerica Asset Management Corp.  information of shareholders of the Fund.
 William F. Devin                Harborside Financial Center            Distribution of this report to persons other
 Samuel M. Eisenstat             3200 Plaza 5                           than shareholders of the Fund is authorized
 Stephen J. Gutman               Jersey City, NJ 07311-4992             only in connection with a currently effective
 Peter A. Harbeck                                                       prospectus, setting forth details of the Fund,
                               Distributor                              which must precede or accompany this report.
Officers                         AIG SunAmerica Capital Services, Inc.
 Robert M. Zakem, President      Harborside Financial Center
 Donna M. Handel, Treasurer      3200 Plaza 5
 Vacant, Secretary               Jersey City, NJ 07311-4992
 J. Steven Neamtz, Vice
   President                   Shareholder Servicing Agent
 Abbe P. Stein, Vice             AIG SunAmerica Fund Services, Inc.
   President and Assistant       Harborside Financial Center
   Secretary                     3200 Plaza 5
 Joseph P. Kelly, Assistant      Jersey City, NJ 07311-4992
   Secretary
 Laura E. Filippone,           Custodian and Transfer Agent
   Assistant Treasurer           State Street Bank and Trust Company
 Gregory R. Kingston, Vice       P.O. Box 219373
   President and Assistant       Kansas City, MO 64141
   Treasurer
 Donald H. Guire, Assistant
   Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.

SFANN-12/02